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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of report (Date of earliest event reported: October 28, 1997


                  Donnelley Enterprise Solutions Incorporated
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             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                  0-21525                  13-316071
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(State or Other Jurisdiction      (Commission               (IRS Employer
of Incorporation)                 File Number)            Identification No.)


161 North Clark Street, Suite 2400, Chicago, IL                 60601
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code: (312) 419-7600

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

     On October 28, 1997, the Company issued a press release reporting the third quarter results of the Company.

Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

     Not applicable.

(b)  Pro forma financial information:

     Not applicable.

(c)  Exhibits:

20.1      Press release issued by the Company on October 28, 1997.

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                                   SIGNATURES
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 30, 1997


                    Donnelley Enterprise Solutions Incorporated


                    By:  Rhonda I. Kochlefl
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                         Name:   Rhonda Kochlefl
                         Title:  Chairman, President and Chief
                                 Executive Officer



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                                 EXHIBIT INDEX
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                  The following exhibits are filed herewith:


Exhibit No.
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20.1      Press release issued by the Company on October 28, 1997.

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